HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042          HV-7969 - State of Iowa Retirement Investors Club 403(b)

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Supplement dated May 30, 2013 to your Prospectus

At a special meeting of the Shareholders of the Funds, to be held on June 21, 2013, Shareholders will vote on the proposed:

a.)  Fund reorganization (the “Reorganization”) of the following Funds from a Massachusetts business trust to a Delaware statutory trust:

Fund
Oppenheimer Developing Markets Fund - Class Y
Oppenheimer International Growth Fund - Class A

The Closing shall occur on such date as the parties may mutually agree (“Effective Date of the Reorganization”).  If the proposed Reorganization is approved, on the Effective Date of the Reorganization, Shareholders of the applicable Fund will receive one share (or fractional shares thereof) of the Delaware Trust for every share that they hold of the applicable Fund.

b.)  Fund objective changes:

If the fund objective changes are approved, the investment objective for each of the following Funds’ Sub-Account is deleted and replaced with “Seeks capital appreciation”:

Oppenheimer Developing Markets Fund - Class Y

Oppenheimer International Growth Fund - Class A

The Prospectus is amended to reflect the above changes.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.